EXHIBIT 99.1

STOCK PURCHASE AGREEMENT

This stock purchase agreement is dated November 29, 2007, and is between MICHAEL CARROLL, an individual residing in Saint Simmons Island, Georgia (“Carroll”) and ANDREW LIMPERT, an individual residing in Salt Lake City, Utah (“Limpert”).

The parties agree as follows:

1. Sale of Common Stock.

1.1.       Sale of Common Stock by Carroll to Limpert. Subject to the terms of this agreement, at the Closing, defined below, Carroll agrees to sell 11,550,000 restricted shares of common stock of The Flooring Zone, Inc., a Nevada corporation, (the “Shares”) to Limpert, which constitutes approximately 59% of the issued and outstanding Shares of common stock of The Flooring Zone, Inc. (“TFZ”).

1.2.       Purchase Price. The purchase price for the Shares shall be $112,750 (“Purchase Price”), which shall deposited into escrow with the law firm of Poulton & Yordan, (the “Escrow Agent”) pursuant to an Escrow Agreement between Limpert, Carroll and Poulton & Yordan dated November 27, 2007.

1.3.       Closing. At the Closing of this transaction (the “Closing”), Carroll shall deliver to the Escrow Agent stock certificates representing 11,550,000 shares of TFZ common stock, duly endorsed for transfer and Limpert shall deliver to the Escrow Agent the Purchase Price. The closing shall take place at 3:00 p.m., Mountain Standard Time at the offices of the Escrow Agent on November 29, 2007 (the “Closing Date”) or at such other date and place as agreed upon by the parties.

2.	Representations of Carroll. Carroll hereby represents the following to Limpert:

2.1.       Title to the Shares. Carroll owns the Shares free of all liens, encumbrances, pledges, claims, options, charges and assessments of any nature whatsoever, with full right and lawful authority to transfer the Shares to Limpert. No person has any preemptive rights or rights of first refusal with respect to any of the Shares. There exists no voting agreement, voting trust or outstanding proxy with respect to any of the Shares. There are no outstanding rights, options, warrants, calls, commitments or any other agreements of any character, whether oral or written, with respect to the Shares.

2.2.       Authority. Carroll has full power and lawful authority to execute and deliver this agreement and to consummate and perform the transaction contemplated hereby. This agreement constitutes (or shall, upon signing, constitute) a valid and legally binding obligation upon Carroll, enforceable in accordance with its terms. The signing of this agreement by Carroll and the consummation and performance of the transaction contemplated hereby, does not: (i) require the consent, waiver or approval of any person, entity, court or governmental authority or agency; (ii) result in any person or entity acquiring any interest in or rights with respect to TFZ and/or the Shares except as provided herein; or (iii) conflict with, result in a breach of or default under, or give to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which Carroll is a party or by which Carroll or any of his properties or assets are bound or affected.

2.3.       Officers and Directors. Prior to the execution of the board consent and the Carroll resignation attached as Exhibits A and B to this agreement, Carroll and Joel Arline were the sole officers and directors of TFZ.

3.	Representations of Limpert. Limpert hereby represents the following to Carroll:

3.1.       Authority. Limpert has full power and lawful authority to execute this agreement and to consummate and perform the transaction contemplated hereby. This agreement constitutes (or shall, upon signing, constitute) a valid and legally binding obligation upon Limpert, enforceable in accordance with its terms. The signing of this agreement by Limpert and the consummation and performance of the transaction contemplated hereby, does not: (i) require the consent, waiver or approval of any person, entity, court or governmental authority of agency; or (ii) conflict with, result in a breach of or default under, or give to others any interest or right of termination, cancellation or acceleration in or with respect to, any agreement by which Limpert is a party or by which Limpert or any of his properties or assets are bound or affected.

3.2.       Investment Intent. Limpert is acquiring the Shares for his own account, for investment purposes only, and not with a view to the distribution, (as such term is defined in Section 2(11) of the Securities Act of 1933, as amended (the “Securities Act”)), of any part of the Shares. Limpert has no present intention of selling, granting participation in, or otherwise distributing the Shares except in accordance with the requirements of the Securities Act and applicable state securities laws with respect to the sale of unregistered securities.

3.3.       Restricted Shares. Limpert understands that the Shares have not been registered under the Securities Act. Limpert acknowledges that the Shares are “restricted shares” as that term is defined in Rule 144(a)(3) of the Securities Act, that the Shares will bear an appropriate restricted legend and that any resale of the Shares must be made pursuant to registration under the Securities Act, or an exemption from the registration requirements of Section 5 of the Securities Act.

4.          Conditions to Limpert’s Obligation to Close. Limpert’s obligation to close the transaction contemplated by this agreement is subject to Carroll fulfilling each of the following conditions prior to Closing, any of which may be waived in whole or in part by Limpert:

4.1.       Compliance with Representations and Covenants. Carroll’s representations contained in this agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. Carroll will have performed all agreements and conditions required to be performed by him prior to the Closing.

4.2.       Documents to be Delivered by Carroll. Carroll shall have delivered the following:

(a)       Stock certificates representing the Shares, duly endorsed to Limpert and in blank or accompanied by duly executed stock powers with a current medallion guarantee;

(b)       Resolutions of the board of directors in substantially the form attached as Exhibit A;

(c)       Resignation of Carroll as an officer and director of TFZ in substantially the form attached as Exhibit B; and

(d)       All of TFZ’s material assets and all books, records and documents relating to its business (but not those of its wholly-owned subsidiary, The Flooring Zone of Georgia, Inc. (“TFZ Georgia”)) including but not limited to, minute books, tax returns, checkbook(s), accounting records and stock certificates representing all of the outstanding equity interests in TFZ Georgia.

5.          Conditions Precedent to Carroll’s Obligation to Close. Carroll’s obligation to close the transaction contemplated by this agreement is subject to Limpert fulfilling each of the following conditions prior to Closing, any of which may be waived in whole or in part by Carroll:

5.1.       Compliance with Representations and Covenants. Limpert’s representations contained in this agreement shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing. Limpert shall have performed all agreements and conditions required to be performed by him prior to the Closing.

5.2.       Payment. Limpert shall have delivered payment of the Purchase Price for the Shares to the Escrow Agent as set forth in section 1.2 of this agreement.

6.	Modification; Waivers and Termination and Abandonment.

6.1.       Modification. Limpert and Carroll may amend, modify or supplement this agreement in any manner as they may mutually agree in writing.

6.2.       Waivers. Limpert and Carroll may, in writing, extend the time for or waive compliance by the other with any of the covenants or conditions of the other contained in this agreement.

6.3.       Termination and Abandonment. This agreement may be terminated and the purchase of the Shares may be abandoned before the Closing:

(a)	By the mutual written consent of Limpert and Carroll;

(b)       By Limpert if Carroll’s representations set forth in this agreement shall not be accurate, or the conditions precedent set forth in section 4 of this agreement shall have not have been satisfied in all material respects; or

(c)       By Carroll if Limpert’s representation set forth in this agreement shall not be accurate, or the conditions precedent set forth in section 5 of this agreement shall not have been satisfied in all material respects.

Termination shall be effective on the date of receipt of written notice specifying the reasons for termination.

7.	Antidilution.

7.1.	Antidilution. Limpert hereby agrees:

(a)       That, except as provided in section 7.1(b) for a period of eighteen months following the Effective Date he shall not vote his shares in favor of any reverse split of the outstanding common stock of TFZ greater than two shares to one share unless Carroll votes his shares of TFZ common stock in favor of such a reverse stock split or otherwise consents to such reverse split in writing;

(b)       In the event that within eighteen months of the Effective Date, TFZ or Limpert enters into any transaction following which Limpert no longer maintains voting or management control of TFZ, Limpert shall obtain written agreement of the party or parties acquiring voting or management control of TFZ granting antidilution protection to Carroll as negotiated and agreed to in writing by Carroll and Limpert prior to any change in control transaction; and

(c)       Limpert further agrees that if he distributes the Shares to any person within eighteen months of the Effective date, Limpert shall obtain written agreement from such party or parties that they to agree to be bound by these provisions.

8.	Miscellaneous.

8.1.       Representations to Survive. Unless otherwise provided, all of the representations contained in this agreement and in any certificate, exhibit or other document delivered pursuant to this agreement shall survive the Closing for a period of two years. No investigation made by either party hereto or their representatives shall constitute a waiver of any representation, and no such representation shall be merged into the Closing.

8.2.       Binding Effect of the Agreement. This agreement and any certificates and other instruments delivered by or on behalf of the parties pursuant to this agreement, constitute the entire agreement between the parties. The terms of this agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successor and assigns of the parties hereto. Nothing in this agreement, expressed or implied, confers any rights or remedies upon any party other than the parties hereto and their respective heirs, legal representatives and assigns.

8.3.       Jurisdiction; Service of Process; Attorneys’ Fees. Any action or proceeding seeking to enforce any provision of, or based upon any right arising out of, this agreement may be brought against either of the parties in the courts of the State of Utah, County of Salt Lake, or, if it has or can acquire jurisdiction, in the United States District Court for the Central, District of Utah, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world. In the event of any such action, the prevailing party shall recover all costs and expenses thereof, including reasonable attorneys’ fees from the losing party.

8.4.       Governing Law. This agreement shall be governed by the laws of the State of Utah without regard to conflicts-of-laws principles.

8.5.       Notice. Any notices required or permitted to be given under the terms of this agreement shall be in writing and sent by U. S. Mail or delivered personally or by overnight courier or via facsimile (if via facsimile, to be followed within one (1) business day by an original of the notice document via overnight courier) and shall be effective (i) five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, (ii) upon receipt, if delivered personally or (iii) one (1) day after facsimile transmission or delivery to a courier service for overnight delivery, in each case properly addressed to the party to receive the same. The addresses for such communications shall be as follows:

IF TO ANDREW LIMPERT:

Andrew Limpert
1245 Brickyard Road, Suite 590

Salt Lake City, Utah 84106

Facsimile No.: (801) 433-2222

IF TO MICHAEL CARROLL:

Michael Carroll
408 Brewster Lane
Saint Simons Island, Georgia 21522
Facsimile No.: (912) 638-2287

With a copy to:

Poulton & Yordan
324 South 400 West, Suite 250
Salt Lake City, Utah 84101
Attention: Richard Ludlow
Facsimile No.: (801) 355-2990

8.6.       Headings. The headings contained in this agreement are for reference only and will not affect in any way the meaning or interpretation of this agreement.

8.7.       Severability. If any one or more of the provisions of this agreement shall, for any reason, be held to be invalid, illegal or unenforceable under applicable law this agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. The remaining provisions of this agreement shall be given effect to the maximum extent then permitted by law.

8.8.       Expenses. Each party shall pay all fees and expenses incurred by it incident to this agreement and in connection with the consummation of all transactions contemplated by this agreement.

8.9.       Counterparts. For the convenience of the parties, any number of counterparts of this agreement may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same agreement. Delivery of a signed counterpart of this agreement by telecopier or facsimile transmission shall constitute valid and sufficient delivery thereof or any notice permitted or required pursuant to this agreement.

8.10      Further Acts. Each party shall do and perform, or cause to be done and performed, at its expense, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this agreement and the consummation of the transaction contemplated hereby.

8.11.     Party or Parties. Limpert and Carroll are severally or collectively referred to in this agreement as “party” or “parties,” respectively.

9.          No Construction Against Drafter. Each party has participated in negotiating and drafting this agreement, so if an ambiguity or a question of intent or interpretation arises, this agreement is to be construed as if the parties had drafted it jointly, as opposed to being construed against a party because it was responsible for drafting one or more provisions of this agreement.

The parties are signing this agreement on the date stated in the introductory clause.

By:
	Name:	Andrew Limpert, an individual

By:
	Name:	Michael Carroll, an individual

SPOUSE’S IRREVOCABLE CONSENT TO

STOCK PURCHASE AGREEMENT

I acknowledge that I have read the foregoing Stock Purchase Agreement (the “Agreement”) and that I know its contents. I am aware that by the provisions of the Agreement, my spouse agrees to sell 11,550,000 of his shares in The Flooring Zone, Inc. (“TFZ”) including any community property or other interest I may have in those shares. I hereby irrevocably: (i) consent to the sale under the Agreement; (ii) approve of the provisions of the Agreement; (iii) agree that my spouse’s shares in TFZ, and any interest I may have in those shares, are subject to the provisions of the Agreement; and (iv) that I will take no action at any time to hinder the operation of the Agreement as to my spouse’s shares in TFZ or any interest I may have in those shares.

Dated: November _____	, 2007

EXHIBIT A

ACTION BY UNANIMOUS

WRITTEN CONSENT WITHOUT A MEETING

OF THE BOARD OF DIRECTORS OF

THE FLOORING ZONE, INC.

The following resolutions are duly adopted by the board of directors of The Flooring Zone, Inc., a Nevada corporation (the “Company”) pursuant to Section 78.315 of the Nevada Revised Statutes and the By-Laws of, the Company, which allow for the adoption of resolutions by unanimous written consent of the board of directors without a meeting:

Appointment of Director and Officers.

WHEREAS, Michael J. Carroll intends to resign as a director and officer of the Company immediately after signing these resolutions; and

WHEREAS, it is in the Company’s best interests to fill the vacancies resulting from Mr. Carroll’s resignation, and Andrew Limpert is willing to serve as an officer and director of the Company.

IT IS RESOLVED, that Andrew Limpert is duly nominated and appointed as a director of the Company and as the Company’s interim Chief Executive Officer, interim Chief Financial Officer and Secretary; and

IT IS RESOLVED FURTHER, that while acting in the capacity of interim Chief Executive Officer, interim Chief Financial Officer and/or Secretary, Mr. Limpert shall have such powers and duties as are specified by Nevada law and the Company’s By-Laws, or as otherwise designated by the Company’s Board of Directors.

Approval of Related Matters.

IT IS RESOLVED, that any officer of the Company be, and hereby is, authorized and directed to take such actions and execute such documents on the Company’s behalf as may be appropriate to carry out the purpose of these resolutions.

IN WITNESS WHEREOF, the undersigned have executed this action by the Board of Directors on November __, 2007.

Michael J. Carroll, Director	Joel Arline, Director

EXHIBIT B

RESIGNATION OF MICHAEL J. CARROLL

Effective on the date set forth below, I hereby tender my resignation from any and all officer and director positions I now hold with The Flooring Zone, Inc. This resignation is not the result of any disagreement with The Flooring Zone, Inc. on any matter relating to its operations, policies or practices.

Dated: November ___, 2007
Michael J. Carroll